================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported: MAY 13, 2005


                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                    1-10235                36-3555336
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
  incorporation or organization)       File Number)         Identification No.)




                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))


================================================================================

ITEM 8.01     OTHER EVENTS

On May 13, 2005, IDEX Corporation issued a press release announcing that Dennis
K. Williams, the Company's chairman of the board, has adopted a prearranged trading plan, in accordance with the guidelines specified by Rule 10b5-1 under the Securities Exchange Act of 1934. A copy of this press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibits

              99.1  Press release dated May 13, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IDEX CORPORATION

                                     /s/ Dominic A. Romeo
                                     --------------------------
                                     Dominic A. Romeo
                                     Vice President and Chief Financial Officer


May 17, 2005